Income Tax - Schedule of Net Deferred Taxes (Detail) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Deferred tax asset
Net operating loss carryforward		$ 210
Total deferred tax assets		210
Valuation Allowance		(210)
Deferred tax asset	$ 0	$ 0